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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) July 21, 2000
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                   AMERICAN ARCHITECTURAL PRODUCTS CORPORATION
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                               0-25634               87-0365268
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(State or Other Jurisdiction           (Commission           (IRS Employer
Incorporation)                         File Number)          Identification No.)

3000 Northwest 125th Street, Miami, Florida                  33167
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(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code (330) 965-9910
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                                 Not applicable
                                 --------------
         (Former name or former address, if changed since last report.)
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

On July 21, 2000, Ernst & Young LLP (E&Y) resigned as independent auditors of American Architectural Products Corporation (the "Company"). The Company is currently in the process of selecting independent auditors for the year ending December 31, 2000. The Company has authorized E&Y to respond fully to inquiries of the successor auditor.

The audit reports of E&Y on the consolidated financial statements of the Company as of and for the years ended December 31, 1999 and 1998, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope, or accounting principles. The opinion of E&Y, dated June 2, 2000, on the Company's consolidated financial statements for the year ended December 31, 1999 was modified as to uncertainty by inclusion of an explanatory "going concern" paragraph resulting from the Company's recurring operating losses, highly leveraged position and deficiency in shareholders' equity.

In connection with the audit of the Company's financial statements for the two years ended December 31, 1999, and the subsequent interim period through July 21, 2000, there were no disagreements with E&Y on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreement in their report.

In connection with the audit of the Company's consolidated financial statements for the year ended December 31, 1999, E&Y informed the Company and its Audit Committee of conditions which it believed constituted a material weakness and other reportable conditions in the Company's internal controls. Such matters resulted in E&Y's need to expand their audit scope and procedures. Ernst & Young communicated that at certain of the Company's subsidiaries, account reconciliations had not been completed on a timely basis which resulted in numerous year-end adjustments and contributed to the Company's inability to close its books and file its Annual Report on Form 10-K on a timely basis. In addition, E&Y communicated that certain deficiencies in the internal control environment at several of the Company's subsidiaries, identified and communicated in connection with its audit of the consolidated financial statements for the year ended December 31, 1998, had not been addressed and corrected and contributed to the control deficiencies identified at these locations. The Company did reconcile all accounts and recorded the appropriate adjustments prior to filing its Annual Report on Form 10-K for the year ended December 31, 1999. E&Y advised the Company that, in completing its audit, it considered the aforementioned material weakness and other reportable conditions in determining the nature, timing and extent of the procedures performed to enable it to issue its opinion on the Company's consolidated financial statements. The Company has authorized E&Y to respond fully to inquiries of successor auditors concerning these matters.

The Company has requested that E&Y furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements contained herein. A copy of such letter, dated July 28, 2000, is filed as Exhibit 16 to this Current Report on Form 8-K.
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ITEM 5.  OTHER EVENTS

On July 28, 2000, the Company announced that it had reached an agreement-in-principle with certain holders of its 11 3/4% Senior Notes due 2007 regarding a consensual restructuring of the Company's indebtedness. A copy of the Company's press release setting forth such announcement is filed as Exhibit
99.1 to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit No.       Description
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    16            Letter of Ernst & Young LLP
  99.1            Press Release


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     AMERICAN ARCHITECTURAL
                                                     PRODUCTS CORPORATION

Date: July 28, 2000                                  By: /s/ William T. Hull
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                                                         William T. Hull
                                                         Chief Financial Officer